UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 29, 2024

ASHFORD INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36400	84-2331507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)
14185 Dallas Parkway
Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AINC	NYSE American LLC
Preferred Stock Purchase Rights		NYSE American LLC

ITEM 7.01 REGULATION FD DISCLOSURE

On July 31, 2024 Ashford Inc. (the “Company”) issued a press release related to the matters herein. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information contained in this Item 7.01 and the exhibit hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

ITEM 8.01 OTHER EVENTS

On July 29, 2024, in connection with its previously announced plan to withdraw and delist its common stock from trading on the NYSE American LLC stock exchange (the “NYSE American”) and deregister its common stock under the Exchange Act, the Company effected a 1-for-10,000 reverse stock split of the Company’s common stock (the “Reverse Stock Split”) followed immediately by a 10,000-for-1 forward stock split of the Company’s common stock (the “Forward Stock Split,” together with the Reverse Stock Split, the “Transaction”), at 5:01 p.m. Eastern Time and 5:02 p.m. Eastern Time, respectively. Following the Transaction, there were 2,066,860 shares outstanding.

The NYSE American has filed with the Securities and Exchange Commission (the “SEC”) a Form 25 to effectuate the removal of the Company’s common stock from listing on the NYSE American and to deregister the common stock under Section 12(b) of the Exchange Act. As a result, Ashford common stock will no longer be listed on the NYSE American. The Company intends to terminate the registration of common stock under the Exchange Act and cease reporting as a public company.

The press release announcing the Board’s effectuation of the Transaction and deregistration of the Company’s common stock is filed as Exhibit 99.1 and is incorporated by reference herein.

For more information regarding the Company’s deregistration and delisting transaction, please refer to the definitive proxy statement on Schedule 14A filed with the SEC on June 21, 2024.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits
Exhibit Number         Description

99.1    Press Release of the Company, dated July 31, 2024
104    Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 31, 2024

ASHFORD INC.

By:	/s/ ALEX ROSE
Alex Rose
Executive Vice President, General Counsel & Secretary

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